SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 8, 2005

                             Paradigm Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Wyoming                        0-9154              83-0211506
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)


2600 Towers Oaks Boulevard, Suite 500, Rockville, Maryland        20852
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        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (301) 468-1200


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


TABLE OF CONTENTS


Item 1.01           Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01           Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 10.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 4, 2005, Paradigm Holdings, Inc. (the "Company"), entered into a two year Loan and Security Agreement with Chevy Chase Bank that provides for a revolving line of credit facility of up to $9 million. The revolving line of credit will be used to borrow revolving loans for working capital and general corporate purposes.

The revolving loans under the Chevy Chase Bank Loan and Security Agreement are secured by a first priority lien on substantially all of the assets of the Company, excluding intellectual property and real estate. Under the agreement, the line is due on demand and interest is payable monthly depending on the Company's leverage ratio at the LIBOR rate plus the applicable spread which ranges from 2.25% to 3.00%. Under the terms of the agreement, the Company may borrow up to the lesser of $9,000,000 or 90% of eligible U.S. Government receivables plus 80% of eligible commercial receivables plus 75% of the aggregate amount of billable but unbilled accounts to a maximum of $3,000,000. The Loan and Security Agreement requires that the Company maintain the following covenants and ratios: (1) minimum tangible net worth of $2,000,000 plus 50% of Company's net income for each fiscal year beginning with fiscal year ending December 31, 2005; (2) debt coverage ratio of not less than 1.500 to 1.000; (3) maximum leverage ratio of 5.50 to 1.00, which will be decreased to 5.25 to 1.00 by December 31, 2005 and 4.00 to 1.00 be December 31, 2006. All working capital, as it relates to these covenants and ratios requirements will evaluated as of quarter-end.

The Loan and Security Agreement contains events of default that include among other things, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, cross default to certain other indebtedness, bankruptcy and insolvency events, change of control and material judgments. Upon occurrence of an event of default, Chevy Chase Bank is entitled to, among other things, accelerate all obligations of the Company and sell the Company's assets to satisfy the Company's obligations under the Loan and Security Agreement.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 of this Current Report on Form 8-K is set forth in Item 1.01 "Entry into a Material Definitive Agreement" above, the contents of which are incorporate by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(c)   Exhibits.

Exhibit Number      Description
--------------      -----------

    10.1 Loan and Security Agreement, dated July 28, 2005, entered into between the Company and Chevy Chase Bank, effective on August 8, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 8, 2005            PARADIGM HOLDINGS, INC.

                                By: /s/ Mark A. Serway
                                    --------------------------------------
                                Name: Mark A. Serway
                                Its:  Senior Vice President and
                                      Chief Financial Officer


                                  EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------
    10.1            Loan and Security  Agreement,  dated July 28, 2005, entered into between the Company and Chevy Chase Bank effective on August 4, 2005.